SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 29, 2005

Date of Report (date of earliest event reported)

ALTIRIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-49793	87-0616516
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

588 West 400 South

Lindon, Utah 84042

(Address of principal executive offices)

(801) 805-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 29, 2005, Altiris, Inc., a Delaware corporation (the “Registrant”) completed the acquisition of all of the outstanding capital stock of Pedestal Software, Inc. (“Pedestal”) pursuant to an Agreement and Plan of Merger dated as of March 23, 2005 (the “Merger Agreement”). In accordance with the terms of the Merger Agreement, (1) the Registrant paid to the stockholders of Pedestal and the holders of vested options to purchase common stock of Pedestal, in exchange for their shares of stock and vested options, respectively, approximately $65 million in the aggregate from the existing cash reserves of the Registrant; and (2) the Registrant assumed the Pedestal 2002 Stock Option and Incentive Plan and all outstanding unvested options to purchase common stock of Pedestal. A portion of the consideration to be paid to Pedestal stockholders has been placed in escrow to satisfy certain indemnification obligations pursuant to the Merger Agreement.

The foregoing description of the transaction and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which was previously filed as an exhibit to the Registrant’s Current Report on Form 8-K dated March 23, 2005.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements required by paragraph (a) of this Item 9.01 will be filed by amendment to this report not later than 71 calendar days after the date that this initial report must be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required by paragraph (b) of this Item 9.01 will be filed by amendment to this report not later than 71 calendar days after the date that this initial report must be filed.

(c)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Exhibit Title
2.2*	Agreement and Plan of Merger, dated March 23, 2005, by and among the Registrant, Augusta Acquisition Corporation, Pedestal Software, Inc. and the stockholder representative.

*	Incorporated by reference to the exhibit of the corresponding number filed with the Registrant’s Current Report (No. 000-49793) dated March 23, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2005

ALTIRIS, INC.

        /s/ Gregory S. Butterfield

Gregory S. Butterfield

President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title
2.2*	Agreement and Plan of Merger, dated March 23, 2005, by and among the Registrant, Augusta Acquisition Corporation, Pedestal Software, Inc. and the stockholder representative.

*	Incorporated by reference to the exhibit of the corresponding number filed with the Registrant’s Current Report (No. 000-49793) dated March 23, 2005.